UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

FibroBiologics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41934	86-3329066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300
Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 671-5150

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FBLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

FibroBiologics, Inc. (the “Company”) held a Special Meeting of Stockholders on September 17, 2026 (the “Special Meeting”). Proxies for the Special Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. At the Special Meeting, shares representing 3,431,761 votes were represented in person or by proxy out of the 8,283,193 votes entitled to be cast as of July 20, 2026, the record date for the Special Meeting. The final votes on the proposals presented at the Special Meeting were as follows:

Proposal No. 1

For purposes of Nasdaq Listing Rule 5635(d), the issuance of up to 8,163,266 shares of common stock issuable upon the exercise of outstanding common warrants issued pursuant to that certain Securities Purchase Agreement, dated June 25, 2026, by and among the Company and the purchaser party thereto, or the SPA, and up to 285,714 shares of common stock issuable upon the exercise of outstanding common warrants issued pursuant to that certain Engagement Letter, dated November 10, 2025, between the Company and H.C. Wainwright & Co., LLC, as amended on March 12, 2026, in connection with the SPA, was approved by the following vote:

For	Against	Abstain
3,153,098	258,217	20,446

Item 7.01 Regulation FD Disclosure.

On September 17, 2026, the Company issued a press release announcing the closing of a private placement with Hamid Khoja, Ph.D., the Company’s Chief Scientific Officer. A copy of the press release is furnished as Exhibit 99.1 hereto.

On September 18, 2026, the Company posted a presentation (the “Presentation”) to its website at www.fibrobiologics.com under “Presentations” in the “News & Events” subsection of the “Investor Relations” tab.

The information set forth in this Item 7.01, Exhibit 99.1 and in the Presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 17, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FibroBiologics, Inc.

Date:	September 18, 2026	By:	/s/ Pete O'Heeron
Name: Pete O'Heeron Title: Chief Executive Officer